UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: February 24, 2006
Date of earliest event reported: February 23, 2006

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 23, 2006, the Compensation Committee of the Board of Directors of Pfizer Inc. (the "Company") approved, and the independent Directors ratified, the annual base salaries, annual incentive (i.e. cash bonus) awards, stock option grants, restricted stock unit grants, performance share grants for the period January 1, 2006 to December 31, 2008 and payment of previously awarded performance-contingent share award grants for the periods ending December 31, 2005 for the Named Executive Officers in our 2006 Proxy Statement. The salary information is effective as of April 1, 2006. Also on February 23, 2006, the Compensation Committee of the Board of Directors of Pfizer Inc., approved, and the independent Directors ratified, changes to the Executive Change in Control Severance Agreements for the Named Executive Officers and the Board of Directors approved changes to the compensation program for non-employee Directors.

Salary and Cash Bonus

The Compensation Committee authorized the payment of annual bonus awards to each of the Company's Named Executive Officers for the year ended December 31, 2005 under the Pfizer Inc. Executive Annual Incentive Plan. The Plan is intended to ensure the tax deductibility of the bonus for the Company. The maximum individual annual bonus under this plan is 0.3% (three tenths of one percent) of Adjusted Net Income. The Plan defines "Adjusted Net Income" to mean income before cumulative effect of accounting changes as shown on the audited Consolidated Statement of Income of the Company. If income before cumulative effect of accounting changes is not shown on the Statement, then Adjusted Net Income will mean net income as shown on the Statement. The annual incentive awards, shown on the table below, were made within the maximum established under the Plan and were based on the Committee's assessment of the Company's and each executive's performance measured against previously set financial and strategic objectives. This assessment included a review of significant accomplishments and business performance in a challenging and dynamic environment, as well as stock price performance during 2005.

The following table sets forth the annual base salaries as of April of each year and the cash bonus amounts for 2005 (which were awarded in February 2006) and for 2004 (which were awarded in February 2005) for Henry A. McKinnell, Karen Katen, David L. Shedlarz, Jeffrey B. Kindler and John L. LaMattina, who will be included as the Named Executive Officers in the Company's 2006 Proxy Statement. Please note that any changes to base salaries do not become effective until April of each year.

Name and Position	Salary Effective Date	Base Salary ($)	Performance Year – for Bonus	Bonus ($)
Dr. McKinnell	April 2006	2,270,500	2005	3,700,000
Chairman and CEO	April 2005	2,270,500	2004	3,986,300

Ms.Katen	April 2006	1,235,000	2005	1,535,600
Vice Chairman and President - Pfizer Human Health	April 2005	1,176,200	2004	1,274,100

Mr. Shedlarz	April 2006	1,016,600	2005	1,088,000
Vice Chairman	April 2005	983,100	2004	1,005,200

Mr. Kindler	April 2006	947,500	2005	1,000,000
Vice Chairman and General Counsel	April 2005	902,200	2004	869,600

Dr. LaMattina	April 2006	885,200	2005	787,300
Senior V.P. and President - Pfizer Global Research and Development	April 2005	837,500	2004	705,200

Long-Term Incentive Award Payments

The Compensation Committee also authorized payments to the Company's Named Executive Officers of long-term incentive awards which were previously granted. These payments were based on the performance of Pfizer versus our peer group companies with respect to both total shareholder return and earnings per share.

The following table sets forth the long-term incentive payouts for the performance periods ended December 31, 2005 (which are paid in February, 2006) and December 31, 2004 (which were paid in February, 2005) made to the Company's Named Executive Officers under the 2001 Performance-Contingent Share Award Plan or the previous Performance-Contingent Share Award Program. The 2001 Performance-Contingent Share Award Plan has been replaced by the Pfizer Inc. 2004 Stock Plan for awards with performance periods beginning on January 1, 2005 and later. Receipt of performance shares awarded under the current Plan and the previous Plan and Program may be deferred.

Name	Performance Period	Shares Earned (#)	Value ($)
Dr. McKinnell	1/1/01 - 12/31/05	210,000	5,489,400
	1/1/00 - 12/31/04	220,800	5,829,120

Ms.Katen	1/1/01 - 12/31/05	127,260	3,326,576
	1/1/00 - 12/31/04	125,280	3,307,392

Mr. Shedlarz	1/1/01 - 12/31/05	88,620	2,316,527
	1/1/00 - 12/31/04	95,520	2,521,728

Mr. Kindler	1/1/02 - 12/31/05	39,840	1,041,418
	1/1/02 - 12/31/04	49,980	1,319,472

Dr. LaMattina	1/1/01 - 12/31/05	62,370	1,630,352
	1/1/00 - 12/31/04	61,440	1,622,016

Stock Option, Restricted Stock Unit and Performance Share Grants

In addition, the Committee approved grants of ten-year non-qualified stock options, restricted stock units and performance shares to each of the Named Executive Officers pursuant to the Pfizer Inc. 2004 Stock Plan.

The following table sets forth information regarding stock options granted to the Named Executive Officers in 2006 and 2005.

Name	Year	Number of Stock Options (1)	Exercise Price
Dr. McKinnell	2006	880,000	$26.20
	2005	880,000	$26.20

Ms.Katen	2006	500,000	$26.20
	2005	371,000	$26.20

Mr. Shedlarz	2006	400,000	$26.20
	2005	301,000	$26.20

Mr. Kindler	2006	400,000	$26.20
	2005	261,000	$26.20

Dr. LaMattina	2006	300,000	$26.20
	2005	219,500	$26.20

(1) The 2006 stock options vest on February 23, 2009, the third anniversary of the grant, subject to continuous employment. The 2005 stock options vest in three equal annual installments beginning on the third anniversary of the date of grant, subject to continuous employment.

The following table sets forth information regarding restricted stock units granted to the Named Executive Officers in 2005 and 2006.

Name	Year	Number of Restricted Stock Units(#)	Dollar Value ($) (1)
Dr. McKinnell	2006	89,180	2,331,165
	2005	0	0

Ms.Katen	2006	47,470	1,240,866
	2005	0	0

Mr. Shedlarz	2006	31,650	827,331
	2005	0	0

Mr. Kindler	2006	27,690	723,817
	2005	0	0

Dr. LaMattina	2006	23,070	603,050
	2005	0	0

(1) The dollar values shown above are based on the closing price of Pfizer's common stock ($26.14) on February 23, 2006. These restricted stock unit awards vest on February 23, 2009. Dividends on these restricted stock units are reinvested in Pfizer common stock units.

Effective February 23, 2006, the Compensation Committee adopted the Executive Long-Term Incentive Program. This program consists of stock options and restricted stock units, as shown above, as well as performance shares. The following table sets forth information concerning the participation of the Named Executive Officers in the performance share portion of the Executive Long-Term Incentive Program for the performance period January 1, 2006 to December 31, 2008 (as well as for the January 1, 2005 to December 31, 2009 performance period under the previous 2001 Performance-Contingent Share Award Plan). Under the 2006 program, the Named Executive Officers were awarded the right to earn shares of our common stock. Actual payouts of these shares, if any, will be determined by a non-discretionary formula, which measures our performance over a three-year period using total shareholder return (including reinvestment of dividends) (“TSR”), measured over the performance period relative to the industry peer group. If our minimum TSR performance is below the threshold level relative to the peer group, then no shares will be earned. If our TSR over the performance period is above the threshold level relative to the peer group but is negative, then the payout will be no greater than the target award. To the extent the Company's performance exceeds the threshold performance level relative to the peer group and is positive, a varying amount of shares of common stock up to the maximum will be earned as follows:

Pfizer's Relative Performance	Payout as a % of Target
1 (highest)
200%

2
200%

3
175%

4
150%

5
125%

6
100%

7
75%

8
50%

9
25%

10
0%

11 (lowest)
0%

			Estimated Future Payouts - Performance Shares
Name	Number of Shares (1)	Performance Period (or Other Period Until Maturation or Payment)	Threshold (#) (2)	Target (#)	Maximum (#)
Dr. McKinnell	*	1/1/06 - 12/31/08	22,295	89,180	178,360
		1/1/05 - 12/31/09	28,820	172,920	288,200

Ms.Katen	*	1/1/06 - 12/31/08	11,868	47,470	94,940
		1/1/05 - 12/31/09	13,889	83,330	138,890

Mr. Shedlarz	*	1/1/06 - 12/31/08	7,913	31,650	63,300
		1/1/05 - 12/31/09	11,112	66,670	111,120

Mr. Kindler	*	1/1/06 - 12/31/08	6,923	27,690	55,380
		1/1/05 - 12/31/09	9,722	58,330	97,220

Dr. LaMattina	*	1/1/06 - 12/31/08	5,768	23,070	46,140
		1/1/05 - 12/31/09	8,333	50,000	83,330

(1) The actual number of shares that will be paid out at the end of the performance period, if any, cannot be determined because the shares earned by the Named Executive Officers will be based upon our future performance compared to the future performance of the peer group, but will be set forth in a subsequent Form 8-K filed with the SEC.

(2) If our performance is below the threshold level relative to the peer group, then no shares will be earned. To the extent the Company's performance exceeds the threshold performance level relative to the peer group, a varying amount of shares of common stock up to the maximum will be earned.

Amendment to Executive Change-in-Control Severance Agreements for Named Executive Officers

On February 23, 2006, the Compensation Committee approved an amendment to the Change-in-Control Severance Agreements for the Named Executive Officers that had been voluntarily agreed to in writing by the Named Executive Officers. The amendment provides that, if the Named Executive Officer is terminated by the Company without Cause or by the executive for Good Reason following a Change in Control of the Company, amounts in respect of outstanding performance-contingent share awards (or any successor long-term compensation plan or award in effect as of the date of such termination) shall be determined and paid based on the target number of shares that the executive could have received pursuant to all such outstanding awards. Prior to this amendment, such Agreements provided that such payments would be based on the maximum, instead of the target, number of shares that the executive could have received.

The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2005, in the 2006 Proxy Statement, which is expected to be filed with the Securities and Exchange Commission on or about March 16, 2006.

Compensation of Non-Employee Directors

Effective March 1, 2006, the compensation for non-employee Directors has been modified to eliminate meeting fees and Committee retainers and consists solely of the following:

• an annual retainer of $75,000; and
• an award of 5,000 Pfizer stock units to each Director upon joining the Board and to each Director upon election at each Annual Meeting of Shareholders.

If a Director attends less that 80% of Board and Committee meetings in a year, the Director’s annual retainer will be pro-rated.

In addition, the Chairs of Board Committees and the Lead Independent Director will receive annual retainers as follows:

Capacity	Chairs of Compensation and Corporate Governance Committees	Chair of Audit Committee	Lead Independent Director and Chair of Science & Technology Committee

Retainer	$15,000	$20,000	$25,000

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Margaret M. Foran Margaret M. Foran
Title: Senior Vice President-Corporate Governance, Associate General Counsel and Corporate Secretary
Dated: February 24, 2006